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                                  EXHIBIT 10.16
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                  Amendment No. 2 to Placement Agency Agreement

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                             AMENDMENT NO. 2 TO THE
                           PLACEMENT AGENCY AGREEMENT


        This AMENDMENT NO. 2 TO THE PLACEMENT AGENCY AGREEMENT (this "Amendment"), made effective as of the 13th day of September, 2004 (the "Effective Date"), by and among Vyteris, Inc., a Delaware corporation (the "Company"), Spencer Trask Ventures, Inc., a Delaware corporation ("Spencer Trask") and Rodman & Renshaw, LLC, a Delaware limited liability company ("R&R," each of Spencer Trask and R&R being referred to herein individually as a "Placement Agent" and collectively as the "Placement Agents").

                                   WITNESSETH:

        WHEREAS, the Company and the Placement Agents are parties to that certain Placement Agency Agreement dated June 18, 2004, as amended by Amendment No. 1 dated July 8, 2004 (the "Placement Agency Agreement"); and

        WHEREAS, the Company and the Placement Agents now desire to amend the Placement Agency Agreement to reflect mutually agreed upon revised terms in accordance with the provisions of this Amendment.

        NOW THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

        1.      DEFINITIONS.

        Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to them in the Placement Agency Agreement.

        2.      AMENDMENTS. The parties hereby agree as follows:

                (a) the term "Minimum Amount" as defined in Section 1(a) of, and used throughout the, Placement Agency Agreement is hereby amended to be $15,000,000;

                (b) the term "Offering Period" as defined in Section 1(b) of, and used throughout the, Placement Agency Agreement is hereby amended to be the period commencing on the date of the Memorandum and ending on September 30, 2004, unless terminated earlier;

                (c) the second paragraph of Section 1(b) of the Placement Agency Agreement is deleted in its entirety and replaced with the following:

                "SPENCER TRASK SHALL HAVE THE RIGHT TO PLACE $10,000,000 OF THE MINIMUM AMOUNT AND R&R SHALL HAVE THE RIGHT TO PLACE $5,000,000 OF THE MINIMUM AMOUNT (THE "ALLOCATED AMOUNTS"), IN EACH CASE PURSUANT TO THE TERMS OF A CO-PLACEMENT AGENCY AGREEMENT TO BE ENTERED INTO BETWEEN SPENCER TRASK AND R&R IN CONNECTION WITH THE OFFERING. TO THE EXTENT THAT EITHER PLACEMENT AGENT HAS NOT

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        RECEIVED SUBSCRIPTIONS FOR ITS ALLOCATED AMOUNT ON OR BEFORE THE DATE
        WHICH IS THREE BUSINESS DAYS PRIOR TO THE CLOSING, SUCH PLACEMENT AGENT SHALL PROVIDE THE OTHER PLACEMENT AGENT WITH NOTICE THEREOF AND THE OTHER PLACEMENT AGENT MAY PLACE ANY SUCH SHORTFALL IN ORDER TO REACH THE MINIMUM AMOUNT. UPON THE MUTUAL AGREEMENT OF THE COMPANY AND THE PLACEMENT AGENTS, THE PLACEMENT AGENTS MAY OFFER FOR SALE UP TO AN ADDITIONAL $5,000,000 OF UNITS TO COVER OVER-SUBSCRIPTIONS, IF ANY. BY MUTUAL AGREEMENT, THE PLACEMENT AGENTS AND THE COMPANY MAY DECIDE TO INCREASE THE SIZE OF THE OFFERING."

                (d) the second sentence of Section 5(f) is deleted in its entirety and replaced with the following:

                "THE NET PROCEEDS OF THE OFFERING SHALL NOT BE USED TO REPAY INDEBTEDNESS TO OFFICERS, DIRECTORS OR STOCKHOLDERS OF THE COMPANY WITHOUT THE PRIOR WRITTEN CONSENT OF THE PLACEMENT AGENTS: PROVIDED, HOWEVER, (I) A PORTION OF THE NET PROCEEDS OF THE OFFERING WILL BE USED FOR THE PAYMENT OF ACCRUED INTEREST OWED TO SPENCER TRASK, DONALD F. FARLEY AND QUBIT HOLDINGS, LLC UPON CONVERSION INTO UNITS PLACED BY SPENCER TRASK OF UP TO $2,000,000 PRINCIPAL AMOUNT OF THOSE CERTAIN 8% CONVERTIBLE PROMISSORY NOTES, (II) THE PAYMENT OF ACCRUED INTEREST OWED UPON CONVERSION OF THE BRIDGE NOTES (AS DEFINED IN THE MEMORANDUM)AND
        (II) IN THE EVENT THAT THE COMPANY BORROWS FUNDS FROM A RELATED PARTY OF SPENCER TRASK, OR ITS RELATED PARTIES, PURSUANT TO A WORKING CAPITAL FACILITY DESCRIBED IN THE MEMORANDUM, A PORTION OF THE NET PROCEEDS MAY BE USED TO PAY INTEREST OR PRINCIPAL ON SUCH BORROWINGS.

                (e)     Section 5(l) is deleted in its entirety.

                (f) the second sentence of Section 9(a) is deleted in its entirety and replaced with the following:

                "IN THE EVENT OF ANY SUCH TERMINATION OCCASIONED BY OR ARISING OUT OF OR IN CONNECTION WITH THE MATTERS SET FORTH IN CLAUSES (I) OR
        (II) ABOVE, OR OCCASIONED BY OR ARISING OUT OF OR IN CONNECTION WITH A MATTER SET FORTH IN CLAUSE (III) ABOVE DUE TO THE COMPANY'S FAILURE TO PERFORM ANY OF ITS MATERIAL OBLIGATIONS HEREUNDER, EACH PLACEMENT AGENT SHALL BE ENTITLED TO RECEIVE, IN ADDITION TO OTHER RIGHTS AND REMEDIES THEY MAY HAVE HEREUNDER, AT LAW OR OTHERWISE, A PRO RATA AMOUNT (BASED ON THE ALLOCATED AMOUNTS) EQUAL TO THREE PERCENT (3%) OF THE PURCHASE PRICE OF ALL UNITS SOLD IN THE OFFERING BY SUCH PLACEMENT AGENT ("PLACEMENT AGENT'S EXPENSES") (DEEMING, FOR THIS PURPOSE, THAT $15 MILLION OF UNITS HAVE BEEN SOLD), LESS ANY AMOUNTS THERETOFORE PAID IN RESPECT OF SUCH PLACEMENT AGENT'S PLACEMENT AGENT EXPENSES, AND ALL UNPAID BLUE SKY FEES AND OTHER EXPENSES SET FORTH IN SECTION 5(I) HEREOF".

        3.      REFERENCE TO AND EFFECT ON THE PLACEMENT AGENCY AGREEMENT.

                (a) On and after the Effective Date, each reference to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the


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Placement Agency Agreement as amended by Amendment No. 1 and hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Placement Agency Agreement, a reference to the Placement Agency Agreement in any such instrument or document to be deemed to be a reference to the Placement Agency Agreement as amended hereby.

                (b) Except as expressly amended by amendment No. 1 and this Amendment, the provisions of the Placement Agency Agreement shall remain in full force and effect.

        4.      COUNTERPARTS; FACSIMILE SIGNATURES.

                This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. This Agreement may be executed by facsimile signatures.

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        IN WITNESS WHEREOF, the undersigned have caused this Amendment to the
Placement Agency Agreement to be executed and delivered on the date first written above.

                                       VYTERIS, INC.


                                       By: /s/ Vincent De Caprio
                                           ---------------------
                                           Name:  Vincent De Caprio
                                           Title: President



                                       SPENCER TRASK VENTURES, INC.


                                       By: /s/ William P. Dioguardi
                                           ------------------------
                                           Name:  William P. Dioguardi
                                           Title: President


                                      RODMAN & RENSHAW, LLC


                                       By: /s/ Edward Rubin
                                           ----------------
                                           Name:  Edward Rubin
                                           Title: Managing Director